SETTLEMENT AGREEMENT
AND
MUTUAL GENERAL RELEASE

This Settlement Agreement and Mutual General Release (hereinafter referred to as "Agreement"), is effective as of March __, 2007, and is made by and among:

(a) Kings Road Entertainment, Inc., a Delaware corporation ("Kings Road");

(b) MBO Musikverlage, GmbH, a German limited liability company ("MBO Musikverlage");

(c) MBO Media GmbH, a German limited liability company ("MBO Media"); and its new owner as of March, 2006, Tacitus Treuhand, Switzerland ("Tacitus")

(d) Fabulous AG, a Nevada corporation ("Fabulous") formerly Kings Road Enterprises Corp. ("KREC"), and prior to that Parkland AG ("Parkland");

(e) Metropolitan Worldwide, Inc., a Nevada corporation ("Metropolitan");

(f) Donal O. Tunnell ("Tunnell");

(g) William E. Ottens ("Ottens");

(h) Lothar Michael Berresheim ("Berresheim") individually and in his capacity as an officer, director, manager, member and/or shareholder of MBO Musikverlage, MBO Media, Tacitus, Fabulous/KREC/Parkland, KRFame, Florida and KREN Florida, including any affiliates, subsidiaries, parents and other entities controlled, directly or indirectly, by Berresheim (collectively the "Berresheim Entities"), and any other entities or parties currently known or unknown to which control or ownership of any of the above entities and their respective assets has been assigned in full or in part,

The individuals and entities listed in (a) through (h) above shall hereinafter be collectively referred to as "the Parties."

AGREEMENT

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged the Parties hereto agree as follows:

MUTUAL GENERAL RELEASE

1. **Release by Kings Road.** Except as to such rights or claims as may be created by this Agreement, and subject to and conditioned upon the complete performance of any obligation of the Parties which are to be performed pursuant to the terms contained in this Agreement or any Exhibit hereto, and subject to and conditioned upon the satisfaction of the undertakings and representations of Berresheim, the Berresheim Entities, Tunnell and Ottens as set forth in Section 6 below, Kings Road hereby discharges and releases Berresheim, Tunnell, Ottens, the Berresheim Entities, and their officers, directors, managers, members, shareholders, assigns, attorneys, agents, representatives, principals, predecessors and successors in interest (collectively, the "Berreshiem Parties"), from any and all claims, demands, obligations, or causes of action of whatever nature or description, in law or in equity, whether now known or unknown, suspected, or unsuspected, which now exists, or at any time theretofore has existed, against any of the parties hereto from the beginning of time through the date on which all conditions which are the subject of, and all

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deliveries to be made pursuant to, this Agreement have been satisfied, including, but not limited to, the matters set forth in any litigation now pending between the Parties.

2. Release by Berresheim and the Berresheim Entities. Except as to such rights or claims as may be created by this Agreement, and subject to and conditioned upon the complete performance of any obligation of the Parties which are to be performed pursuant to the terms contained in this Agreement or any Exhibit hereto, and subject to conditioned upon the satisfaction of the undertakings and representations of Kings Road as set forth in Section 7, below, Berresheim and the Berresheim Entities hereby discharge and release Kings Road and its officers, directors, managers, members, shareholders, assigns, attorneys, agents, representatives, principals, predecessors and successors (collectively, the "Kings Road Parties") from any and all claims, demands, obligations, or causes of action of whatever nature or description, in law or in equity, whether now known or unknown, suspected, or unsuspected, which now exists, or at any time theretofore has existed, against any of the parties hereto from the beginning of time through the date on which all conditions which are the subject of, and all deliveries to be made pursuant to, this Agreement have been satisfied, including, but not limited to, the matters set forth in any litigation now pending between the Parties.

3. Release by Tunnell and Ottens. Except as to such rights or claims as may be created by this Agreement, and subject to and conditioned upon the complete performance of any obligation of the Parties which are to be performed pursuant to the terms contained in this Agreement or any Exhibit hereto, and subject to conditioned upon the satisfaction of the undertakings and representations of Kings Road as set forth in Section 7, below, Tunnell and Ottens hereby discharge and release the Kings Road Parties from any and all claims, demands, obligations, or causes of action of whatever nature or description, in law or in equity, whether now known or unknown, suspected, or unsuspected, which now exists, or at any time theretofore has existed, against any of the parties hereto from the beginning of time through the date on which all conditions which are the subject of, and all deliveries to be made pursuant to, this Agreement have been satisfied, including, but not limited to, the matters set forth in any litigation now pending between the Parties

4. Release of Unknown Claims. The Parties acknowledge and agree that this release applies to all claims for any injuries, damages, losses or claims, whether known or unknown, foreseen or unforeseen, patent or latent, that the Parties hereto now have or may acquire, and each party hereto hereby waives application of California Civil Code Section 1542.

4.1 Each party hereto certifies that such party is aware of the provisions of California Civil Code Section 1542 which states:

> **A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.**

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4.2 The Parties hereto understand and acknowledge the significance and consequences of the waiver of California Civil Code Section 1542; and that this release and waiver of California Civil Code Section 1542 is a significant material part of the consideration of entering into this Agreement.

4.3 The Parties hereto further understand and acknowledge that if any Party hereto or a Party's successor, assigns, offices, director, management, member, shareholder, employee or agent eventually discover additional damages or claims arising out of the facts and claims released herein, that Party will not be able to make any claim for any such losses or damages. Furthermore, all Parties hereto acknowledge that they intend these consequences even as to claims for losses or damages that may exist as of the date of this Agreement but which the Parties hereto do not presently know to exist, and which if known, would have materially affected the Party's decision to execute this Agreement.

5. The Parties understand the word "claims" to include all actions, claims, and grievances, whether actual or potential, known or unknown, and specifically but not exclusively all claims arising and relating directly or indirectly out of any of the facts, acts, omissions, events, damages and/or injuries arising from or relating in any way to any litigation which is pending between the Parties, that have arisen, or may arise in the future, or from or relating directly or indirectly from any and all events or relationships between the Parties. All such claims (including related fines, penalties, interest, attorneys' fees and costs, rights of injunctive relief) are forever barred by this Agreement and without regard to whether those claims are based on any alleged breach of a duty arising in a statute, contract, or tort; any alleged unlawful act, including, without limitation, fraud and deceit, negligent misrepresentation, conversion of labor, breach of partnership, intentional interference with business contract, breach of contract; or any other claim or cause of action; and regardless of the forum in which it might be brought.

6. Agreements, Undertakings, Deliveries, Acknowledgments, Representations and Warranties of the Berresheim Parties. As a condition precedent to the release, obligations and undertakings of Kings Road under this Agreement and Section 7, below, the Berresheim Parties agree and undertake as follows:

6.1 Transfer, Conveyance and Delivery of Kings Road Shares.

(a) Within 10 business days of the execution this Agreement by all parties, Berresheim at his sole cost and expense will deliver or cause to be delivered to Escrow Holder, as designated in Section 8.1 below ("Escrow Holder"), for further delivery to U.S. Stock Transfer Corporation, Attention Syed Hussaini, 1745 Gardena Avenue, Glendale, California 91204-2991 (the "Transfer Agent"), original certificates representing 1,451,247 shares of common stock in Kings Road, being all of the shares of Kings Road held beneficially or otherwise in Berresheim's name, in the name of any other third party for the benefit of Berresheim or in the name of any company or other entity in which Berresheim has a direct or indirect interest, including without limitation certificate no. KR 8271 representing 577,478 shares held of record by MBO Musikverlage GmbH, certificate no. KR 3245 representing 373,350 shares held of record by MBO Media GmbH, and certificate no.

KR3549 representing 500,418 shares held of record by Parkland AG now known as Fabulous AG.

(b) In addition to the original certificates to be delivered as set forth above, Berresheim shall also cause to be delivered to Escrow Holder, for further delivery to the Transfer Agent:

(i) an original letter of instruction addressed to the Transfer Agent to transfer the shares represented by such certificates to Kings Road.;

(ii) duly executed stock powers with the requisite Medallion Guaranty affixed thereto;

(iii) duly executed corporate resolutions satisfactory to the Transfer Agent with respect to the capacity and authorization of the persons signing any stock powers and other documents on behalf of any entity or third party;

(iv) an opinion from counsel for Berresheim satisfactory to the Transfer Agent with respect to available exemption from registration under which the shares are being transferred by Berresheim or such other transferring party to King Road; and

(v) such other documents and instruments that U.S. Stock Transfer Co., shall require in its sole discretion, to transfer all of said shares to Kings Road, free and clear of all liens, claims, security interests and encumbrances of any nature whatsoever.

(c) The transfer contemplated by this Section 6.1, shall be deemed to have been completed upon receipt by Escrow Holder from the Transfer Agent of original certificates issued in the name of Kings Road representing the shares which were delivered pursuant to this Section 6.1, for further delivery to Kings Road pursuant to Section 8 below.

6.2 Warranty of Title and Indemnification for Third Party Claims. With regard to the shares of Kings Road to be transferred to Kings Road in accordance with this Agreement and Section 6.1 above, Berresheim hereby warrants that said shares shall be transferred to Kings Road free and clear of all liens, claims, security interests and encumbrances of any nature whatsoever. Berresheim agrees to indemnify and hold Kings Road harmless from any and all claims made by any third party, against Kings Road, its officers, directors, shareholders, agents, attorneys and U.S. Stock Transfer Corporation, relating to said shares.

6.3 Warranty as to Shares of Kings Road to Be Delivered and Transferred. Berresheim hereby represents and warrants that other than the shares of Kings Road set forth in Section 6.1 above, there are no other shares of Kings Road held beneficially or otherwise by Berresheim, in the name of any other third party for the

benefit of Berresheim or in the name of any company or other entity in which Berresheim has a direct or indirect interest. Berresheim individually and on behalf of the Berresheim Entities agrees that in event that it is discovered that Berresheim has any direct or indirect interest in any shares of Kings Road or that any shares of Kings Road are presented for transfer which are determined to be held by or for the benefit of Berresheim, that Kings Road through its transfer agent may place a stop transfer with regard to said shares and that the burden of proof shall be upon Berresheim or the presenter thereof, to provide demonstrable evidence that Berresheim has no direct or indirect interest in said shares.

6.4 Dismissal of the Fourth DCA Litigation Appeal. Within 10 business days of the execution of this Agreement by all Parties, Berresheim will execute, or cause to be executed and delivered to Escrow Holder, for further delivery pursuant to Section 8 below and filing by litigation counsel to Kings Road, a dismissal with prejudice, in the form satisfactory to John Quick of Weiss Serota Helfman Pastoriza Cole & Boniske, P.A.("Weiss Serota"), litigation counsel to Kings Road, of the appeal filed by Berresheim in the matter Berresheim v. Kings Road, Fourth District Court of Appeals Case No. 4D06-1944, (the "Fourth DCA Litigation"), and any and all claims and counterclaims contained therein.

6.5 Dismissal of the MBO Litigation. Within 10 business days of the execution of this Agreement by all Parties, Berresheim will execute, or cause to be executed and delivered to Escrow Holder, for further delivery pursuant to Section 8 below and filing by litigation counsel to Kings Road, a dismissal with prejudice, in the form satisfactory to John Quick of Weiss Serota, of the counterclaim filed in Kings Road v. Berresheim, et al., Broward County Circuit Court Case No. 04-14356 CACE (18) and a dismissal with prejudice, in the form satisfactory to German litigation counsel to Kings Road, of the counter complaint filed by MBO Media, in Kings Road Entertainment v. M.B.O. Musikverlags GmbH, the District Court of, Frankfurt am Main, Germany, Case No.2/06 O 667/06 (as transferred from the District Court of Darmstadt, Germany, formerly Case No. 16 O 81/06) (collectively referred to as the "MBO Media Litigation") and any and all claims contained therein. In conjunction with the Parties dismissal of the MBO Litigation, Berresheim and MBO hereby waive, revoke any rights or claims in or to music compositions or copyrights of Kings Road Entertainment, Kings Road Music, Rue de Roi Music, or Rue de Roi Publishing. Berresheim and MBO Media shall notify and/or instruct all corresponding royalty collection societies, including without limitation, the German collection society of GEMA that Berresheim and MBO Media have waived and revoked any claims, as set forth in this section 6.5.

6.6 Dismissal of the Tunnell Litigation. Within 10 business days of the execution of this Agreement by all Parties, Berresheim will cause to be executed and delivered to Escrow Holder, for further delivery pursuant to Section 8 below and filing by litigation counsel to Kings Road a dismissal with prejudice, in the form satisfactory to John Quick of Weiss Serota, of the complaint filed in Tunnell v. Kings Road, et al., Broward County Circuit Court Case No. 05-007436 CACE (18) (the "Tunnell Litigation"), and any and all claims contained therein.

6.7 Intentionally omitted.

6.8 Dissolution of KRFame Florida and KREN Florida. Within 10 business days of the execution of this Agreement by all Parties, Berresheim will dissolve or cause to be dissolved Kings Road to Fame, Inc. (Florida Corporation P03000043121) and Kings Road Entertainment, Inc. (Florida Corporation P03000042828), and shall provide and deliver to Escrow Holder, certified file stamped copies of the certificates of dissolution as filed with the Florida Secretary of State, Department of Corporations.

6.9 Withdrawal of Fictitious Name Filings of Regal Productions. Concurrently with the dissolution of Kings Road to Fame, Inc. (Florida Corporation P03000043121) and Kings Road Entertainment, Inc. (Florida Corporation P03000042828), as set forth above, Berresheim shall file or cause to be filed the withdrawal of the fictitious name (dba) filing under which Kings Road to Fame, Inc. (Florida Corporation P03000043121) was doing business under the name Regal Productions., and shall provide and deliver to Escrow Holder, a certified file stamped copy of the withdrawal of said fictitious name filing.

6.10 Acknowledgement and Agreement to Refrain from use of Kings Road Name. Berresheim individually and on behalf of the Berresheim Entities and any other entity in which he has a direct or indirect interest, hereby acknowledges the common law trademark of the name Kings Road Entertainment is owned exclusively by Kings Road, and hereby further agrees to refrain from any use of the name "Kings Road" "Kings Road Entertainment", "KREN", Regal Productions, or any derivations, acronym or words or abbreviations of similar import, in any way or context, and agrees that the use of such name, derivations, acronym, words or abbreviations will entitle Kings Road to immediate injunction relief.

6.11 Transfer and Assignment of any rights to the Kingsroad-entertainment.com Website Ownership and Content. Within 10 business days of the execution of this Agreement by all Parties, Berresheim will execute and deliver, or will cause to be executed and delivered to Escrow Holder, an Assignment and Transfer of all rights, title and interest in the website Kingsroad-entertainment.com and all content therein, in the form attached hereto as Exhibit 6.11, and will provide all necessary access or other codes and information for Kings Road to gain control over the same.

6.12 Agreement to Refrain from Acquiring Shares of Kings Road Stock. Each of the Berresheim Entities and Berresheim, individually and on behalf of any other entity in which he/she/it has a direct or indirect interest, will not directly or indirectly acquire any shares of Kings Road, or any beneficial or other interest in any shares of Kings Road. Berresheim, individually and on behalf of the Berresheim Entities, agrees that in event that it is discovered that Berresheim has acquired any shares in Kings Road, or has any direct or indirect interest in any shares of Kings Road or that any shares of Kings Road are presented for transfer which are determined to be held by or for the benefit of Berresheim, that Kings Road through its transfer agent may place a stop transfer with regard to said shares and that the burden of proof shall be upon Berresheim or the presenter thereof, to provide

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demonstrable evidence that Berresheim has no direct or indirect interest in said shares.

6.13 Agreement to Refrain from Soliciting, Enticing, Encouraging or Assisting Claims of Litigation Against Kings Road. Berresheim and the Berresheim Entities shall not, for whatever reason, either directly or indirectly solicit, encourage, participate, entice or otherwise assist any party in making or filing any claim against Kings Road and Geraldine Blecker, individually and as CEO of Kings Road, including, but not limited to, the court proceeding known as Mueller v. Kings Road, et al., Frankfurt District Court, Case No 2-05 0 588/05 (the "Mueller Litigation").

6.14 Non Solicitation of Vendors, Customers or Employees of Kings Road. Berresheim shall not, for whatever reason, either directly or indirectly:

(a) Make known to any person, firm or corporation the names or addresses of any of the suppliers and vendors of Kings Road or any other information pertaining to them; or

(b) Call on, solicit, assist or attempt to call on, solicit, or assist any party in an effort to take customers away from Kings Road, with whom Berresheim became acquainted during the term of his employment with Kings Road, either for himself or for any other person, firm, or corporation; or

(c) Call on, solicit, assist or attempt to call on, solicit, or take away any employee of Kings Road, for himself or for any other person, firm, or corporation.

6.15 Shareholder, Director, Officer or other Certificates or Resolutions. With regard to the execution and/or delivery of this Agreement or any agreement or instrument to be delivered pursuant to the terms of this Agreement, which will or is to be executed by Berresheim on behalf of such entity, or by any third party, Berresheim shall deliver or cause to be delivered, such shareholder, director, officer or other necessary certificates or documents as required by counsel to Kings Road, or in the case of the transfer of shares of Kings Road, by U.S. Stock Transfer Corporation, to evidence the genuineness of such signature and authority of Berresheim or such third party to execute such document or instrument.

7. Agreements, Undertakings, Deliveries, Acknowledgments, Representations and Warranties of Kings Road. As a condition precedent to the release, obligations and undertakings of the Berresheim Parties under this Agreement and Section 6, above, Kings Road agrees and undertake as follows:

7.1 Payment and Delivery of $60,000. Within 10 business days of the execution this Agreement by all Parties, Kings Road shall deposit the sum of US$60,000 with Escrow Holder, for further delivery to Daniel D. Dinur, counsel for Berresheim, pursuant to Section 8, below. All funds due Berresheim pursuant to this Agreement shall be deemed delivered when wire transferred to the attorney trust account of Daniel D. Dinur.

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7.2 Transfer and Quitclaim of the rights to the Script Babylon Blues. Within 10 business days of the execution of this Agreement by all Parties, Kings Road will execute and deliver, or will cause to be executed and delivered, to Escrow Holder, for further delivery to Daniel D. Dinur, counsel for Berresheim, pursuant to Section 8 below, a Quitclaim in the form attached hereto as Exhibit 7.2, of all Kings Road's right, title and interest in and to the script, Babylon Blues.

7.3 Agreement to refrain from opposing Berresheim's motion to vacate the KREN Litigation. Kings Road agree to refrain from opposing a motion to be filed by Berresheim to vacate the judgment against Berresheim in Kings Road v. Berresheim, et al., Broward County Circuit Court Case No. 04-14258 CACE(13) (the "KREN Litigation"). Pending the motion to vacate the KREN litigation, which is to be filed by Berresheim, Kings Road will, within 10 business days of the execution of this Agreement by all Parties, execute, or cause to be executed and delivered to Escrow Holder, a satisfaction of judgment, in the form satisfactory to counsel to Berresheim, of the Kren Litigation. In the event of a breach of this Agreement by Berresheim, the judgment against Berresheim in the KREN Litigation shall be reinstated, and the Parties agree that the Broward County Court (in Division CACE (13) if possible) retains jurisdiction to reinstate the judgment against Berresheim.

7.4 Dismissal of the MBO Litigation. Within 10 business days of the execution of this Agreement by all Parties, Kings Road will execute, or cause to be executed and delivered to Escrow Holder, for further delivery to counsel for Berresheim pursuant to Section 8, below, a dismissal with prejudice of the complaint filed by Kings Road against MBO Media on February 9, 2006 with the District Court of Darmstadt, Germany, (the "MBO Media Litigation"), and any and all claims and counterclaims contained therein.

7.5 Agreement to Refrain from Acquiring Shares of Metropolitan. Kings Road will not directly or indirectly acquire any shares of Metropolitan or any of its subsidiaries, or any beneficial or other interest in any such shares. Kings Road agrees that in event that it is discovered that Kings Road has acquired any such shares or has any direct or indirect interest in any such shares or that any such shares are presented for transfer which are determined to be held by or for the benefit of Kings Road, that Metropoloitan, through its transfer agent, may place a stop transfer with regard to said shares and that the burden of proof shall be upon Kings Road or the presenter thereof, to provide demonstrable evidence that Berresheim has no direct or indirect interest in said shares..

7.6 Agreement to Refrain from Soliciting, Enticing, Encouraging or Assisting Claims of Litigation Against Berresheim. Kings Road shall not, for whatever reason, either directly or indirectly solicit, encourage, participate, entice or otherwise assist any party in making or filing any claim against Berresheim, except in connection with the Mueller Litigation.

8. Escrow.

8.1 Escrow Holder. The Parties hereto designate and appoint Fletcher A. Robbe, Esquire, a member of the California Bar, whose address is 19200 Von Karman Avenue, Suite 350, Irvine, CA 92612, as the Escrow Holder to serve in accordance with the terms, conditions and provisions of this Agreement, and the Escrow Holder hereby agrees to act as such upon the terms, conditions and provisions of this Escrow Agreement.

8.2 Establishment of the Escrow. Pursuant to the provisions of Sections 6 and 7, above, the respective Parties shall deliver to the Escrow Holder such signed dismissals of their respective litigation, properly signed corporate resolutions approving this Agreement and to undertake whatever is necessary to effectuate this Agreement from the Board of Directors of each of the Parties that is a corporate entity, certificates, instruments, documents, monies or others items, to be delivered in accordance with Sections 6.1 through 6.15 (the "Berresheim Escrow Items") and Section 7.1 through 7.4 (the "Kings Road Escrow Items") (collectively the "Escrow Materials"), for deposit with and to be held by Escrow Holder pursuant to the terms of this Agreement.

8.3. Release and Disbursement of Escrow Materials. The Escrow Holder shall hold the Escrow Materials pursuant to the terms of this Agreement until Escrow Holder has received all Escrow Materials, and until the satisfaction of the undertakings hereunder of the Berresheim Parties, as set forth in Sections 6.1 through 6.15 above, the receipt of the original certificates from the Transfer Agent as set forth in Section 6.1(c) above, the satisfaction of the undertakings hereunder of the Kings Road Parties as set forth in Sections 7.1 through 7.6 above, and Escrow Holder has received all written confirmations of the respective counsel and U.S. Stock Transfer as to the form and content of the documents and instruments to be delivered to Escrow Holder and the consent of such counsel for Berresheim and Kings Road to the disbursement and delivery of the Escrow Materials to Daniel D. Dinur and Kings Road, respectively. For the purpose of this paragraph only, any disbursement of the US$60,000 payable to Berresheim by delivery to Daniel D. Dinur will be by wire transfer to: Nexity Bank (ABA# 0620-0833-0) for credit to Signature Bank (ABA# 0611-2061-5; account# 2000001269) for final credit to Dinur & Associates (account# 100006784).

8.4. Responsibilities of the Escrow Holder, Indemnification. The Escrow Holder shall have no duties or responsibilities except those expressly set forth herein. The Escrow Holder shall have no responsibility for the validity of any agreements, documents, certificates or other instruments referred to in this, or for the performance of any such agreements by any party thereto or for interpretation of any of the provisions of any of such agreements. The liability of the Escrow Holder hereunder shall be limited solely to bad faith, willful misconduct or gross negligence on its part. The Escrow Holder shall be protected in acting upon any certificate, notice or other instrument whatsoever received by the Escrow Holder under this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which the Escrow Holder in good faith believes to be genuine and to have been signed or presented by a proper person or persons. The Escrow Holder shall have no responsibility as to the validity, the ability to collect or value of any property

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held by it in escrow pursuant to this Agreement and the Escrow Holder may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it believes to be genuine and to have been signed or presented by a proper person or persons. In the event that the Escrow Holder shall be uncertain as to its duties or rights hereunder or shall receive instructions from any of the undersigned with respect to any property held by it in escrow pursuant to Agreement which, in the opinion of the Escrow Holder, are in conflict with any of the provisions of this Agreement, the Escrow Holder shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by the each of the parties who are the subject of the conflict, or by an order of a court of competent jurisdiction. The Escrow Holder shall be deemed to have no notice of, or duties with respect to, any agreement or agreements with respect to any property held by it in escrow pursuant to this Agreement other than this Agreement or except as otherwise provided herein. This Agreement sets forth the entire agreement between the Parties and the Escrow Holder. Notwithstanding any provision to the contrary contained in any other agreement (excluding any amendment or document incorporated by reference to this Agreement) between any of the Parties, the Escrow Holder shall have no interest in the property held by it in escrow pursuant to this Agreement except as provided in this Agreement and shall not be deemed to be a joint venturer of any Party. In the event that any of the terms and provisions of any other agreement (excluding any amendment to this Agreement) between the Parties conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects.

8.5. Amendment and Cancellation. The Escrow Holder shall not be bound by any cancellation, waiver, modification or amendment of this Agreement, including the transfer of any interest hereunder, unless such modification is in writing and signed by all parties hereto, and, if the duties of the Escrow Holder hereunder are affected in any way, unless the Escrow Holder also shall have given its written consent thereto.

8.6 Legal Counsel. The Escrow Holder may consult with, and obtain advice from, legal counsel in the event of any question as to any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel. The reasonable cost of such services shall be added to and be a part of the Escrow Holder's fee hereunder.

8.7 Resignation. The Escrow Holder shall have the right at its discretion, to resign as agent at any time, by giving at least 30 days prior written notice of such resignation to counsel to Kings Road and counsel to Berresheim. In such event Berresheim and Kings Road, jointly shall promptly select a substitute Escrow Holder, and the Parties hereto, shall enter into an agreement with substitute Escrow Holder in substantially the form of this Agreement. Resignation by the Escrow Holder shall relieve the Escrow Holder of any responsibility or duty thereafter arising hereunder, but shall not relieve the Escrow Holder of responsibility to account to the Parties for the Escrow Materials being held hereunder, prior to the

effective date of such resignation. If a substitute for the Escrow Holder hereunder shall not have been selected, as aforesaid, the Escrow Holder shall be entitled to petition any court for the appointment of a substitute for it hereunder or, in the alternative, it may (i) file an action for interpleader and transfer and deliver the Escrow Materials deposited with the Escrow Holder, with the court in which such action is filed, or (ii) keep safely all Escrow Materials until it receives joint notice from Berresheim and Kings Road of a substitute appointment. The Escrow Holder shall be discharged from all further duties hereunder upon acceptance by the substitute of its duties hereunder or upon transfer and delivery of the Escrow Shares Materials, to or upon the order of any court.

8.8 Representations and Warranties of the Parties and the Escrow Holder. Each of the Parties hereby represents and warrants to each other Party that this Agreement is the valid and binding obligation of such Party, enforceable in accordance with its terms and the Escrow Holder hereby represents and warrants to each Party that this Agreement is the valid and binding obligation of the Escrow Holder enforceable in accordance with its terms, except as enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or effecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether such enforceability is considered in a proceeding in equity or at law.

9. Confidentiality of Settlement Terms. The Parties hereby agree that the terms of this Settlement Agreement shall be kept confidential by them and their representatives and will not be disclosed by them or their representatives, except with the specific prior written consent of both Parties, or except as otherwise required by law, to the shareholders of Kings Road or in any SEC or other filing required by any government agency.

10. Notices. All notices, requests, demands and other communications under this Agreement, shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given or within two (2) business days if mailed to the party to whom notice is to be given, by first-class mail, registered, or certified, postage prepaid and properly addressed as follows:

If to Kings Road, addressed to:
Kings Road Entertainment, Inc.
Attn: Geraldine Blecker, CEO
468 N. Camden Drive
Beverly Hills, CA 90210

With a copy to litigation counsel for Kings Road, addressed to:
Weiss Serota, Helfman, Pastoriza, Cole and Boniske, P.A.
Attn: John J. Quick
2525 Ponce de Leon Blvd.
Suite 700
Coral Gables, Florida 33134

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If to any of the Berresheim Parties, addressed to:
c/o Daniel D. Dinur, Esquire
Dinur & Associates, P.C.
One Lakeside Commons
990 Hammond Drive, Suite 760
Atlanta, Georgia 30328

With a copy to litigation counsel for Berresheim and Tunnell, addressed to:
Sanford Z. Chevlin, Esquire
1250 E. Hallandale Beach Blvd, Ste. 406
Hallandale, FL 33009

If to Escrow Holder, addressed to:
Fletcher A. Robbe
Attorneys at Law
19200 Von Karman Avenue
Suite 350
Irvine, CA 92612

Any notice mailed to any party hereunder will be deemed effective upon deposit in the United States mail.

11. Disclaimer of Liability. It is understood and agreed that this Agreement and settlement is a compromise of disputed claims, and that neither the mutual release specified above nor the negotiation of this settlement shall be considered as admissions of any liability whatsoever by anyone. It is understood that the Parties deny any past or present wrongdoing, and no wrongdoing shall be implied from any negotiations or entry into this Agreement.

12. Payment of Litigation Expenses and Attorneys' Fees. All Escrow Holder fees shall be paid by Kings Road. Each Party hereto shall be responsible for the payment of its own court costs, attorneys' fees, litigation and expert expenses, and all of the sums which have been expended in conjunction with the matters referred to herein. However, in the event litigation is commenced to interpret or enforce any of the provisions of this Agreement, to recover damages for the breach of any of the provisions of this Agreement, or to obtain declaratory relief in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs from the other party.

13. Further Assurances. Each of the Parties to this Agreement agrees to perform such further acts and to execute and deliver any and all further documents that may reasonably be necessary or desirable to effectuate the purpose of this Agreement, such as appropriate requests for dismissal of actions with any and all judicial and/or administrative agencies.

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14. Representation of Comprehension of Document, Undertakings and Representations and Warranties.

14.1 In entering into this Agreement, the Parties hereto represent that they have read the contents of this Agreement, that the terms of this Agreement have been explained to them by their attorney, that those terms are fully understood and voluntarily accepted by them, that they have relied upon the legal advice of their respective attorney, who is an attorney of their own choosing, and that hereafter no such party shall deny the validity of this Agreement on the ground that he, she or it did not have adequate advice of counsel.

14.2 Each party to this Agreement has made such investigation of the facts pertaining to this Agreement and of all the matters pertaining thereto as it deems necessary. In entering into this Agreement provided for herein, each party assumes the risk of any misrepresentation, concealment, or mistake. If any party should subsequently discover that any fact relied upon by it in entering into this Agreement was untrue, or that any fact was concealed from it, or that its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in connection therewith, including, without limitation on the generality of the foregoing, any alleged right or claim to set aside or rescind this Agreement. This Agreement is intended to be and is final and binding between the parties hereto, regardless of any claims of misrepresentation, promise made without the intention of performing, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.

15. Entire Agreement. This Agreement constitutes the entire written Settlement Agreement and Release of All Claims between the Parties, and there are no other agreements modifying its terms. The terms of this Agreement can only be modified by a writing signed by all of the parties which expressly states that such modification is intended, and this Agreement cannot be amended by a partially or fully executed oral modification. This Agreement constitutes a single, integrated written contract expressing the entire agreement of the parties hereto relative to the subject matter hereof. No covenants, agreements, representations, or warranties of any kind whatsoever have been made by or to any party hereto, except as specifically set forth in this Agreement. All prior discussions and negotiations have been and are merged and integrated into, and are superseded by, this Agreement.

16. Choice of Law; Submission to Jurisdiction.

16.1 Governing Law with regard to the matters pertaining to the KREN Litigation, Fourth DCA Litigation and Tunnell Litigation (collectively, the "Florida Litigation"). With regard to any dispute arising out of, in connection with, or pertaining to the Florida Litigation, this Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Florida (without giving effect to any conflicts or choice of laws provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

16.2 Jurisdiction with regard to the matters pertaining to the Florida

DDD

Litigation. If the parties are unable to resolve a dispute arising out of, in connection with, or pertaining to the Florida Litigation, such matter(s) shall be litigated, if at all, in and before the Broward County Circuit Court (if possible, in Division CACE (13)) in the State of Florida, U.S.A., to the exclusion of the courts of any other county, state or country, and each of the Parties hereto hereby consents to the exclusive jurisdiction of the Broward County Court of Florida, Division CACE(13), regarding any dispute or matter pertaining to the Florida Litigation, for the purpose of any Proceeding arising out of, or in connection with, this Agreement or any of the related agreements or any of the transactions contemplated hereby or thereby, including any Proceeding relating to ancillary measures in aid of arbitration, provisional remedies and interim relief, or any Proceeding to enforce any arbitral decision or award. For purposes of this Article, "Proceeding" includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any entity or otherwise and whether civil, criminal, administrative, or investigative, in which an Indemnified Party was, is, or will be involved as a party or otherwise. Each Party covenants that it shall not challenge or set aside any decision, award, or judgment obtained in accordance with the provisions hereof. Each of the Parties hereto hereby expressly waives any and all objections it may have to venue, including the inconvenience of such forum, in any of such courts. In addition, each of the Parties consents to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with Section 10.

16.3 Governing Law with regard to All Other Matters or Disputes. With the exception of any dispute or matter pertaining to the KREN Litigation, which will be governed by Florida law as set forth in Section 16.1 above, this Agreement shall be construed and enforced in accordance with and governed by the Laws of the state of California (without giving effect to any conflicts or choice of Laws provisions thereof that would cause the application of the domestic substantive Laws of any other jurisdiction).

16.4 Jurisdiction with regard to All Other Matters and Disputes. With the exception of any dispute or matter pertaining to the KREN Litigation, which will be subject to the exclusive jurisdiction of the Broward County Court of Florida, Division CACE(13), as set forth in Section 16.2 above, each of the Parties hereto hereby consents to the nonexclusive jurisdiction of all state and federal courts having jurisdiction in Los Angeles County, California, regarding any matter other than the KREN Litigation, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any Proceeding arising out of, or in connection with, this Agreement or any of the related agreements or any of the transactions contemplated hereby or thereby, including any Proceeding relating to ancillary measures in aid of arbitration, provisional remedies and interim relief, or any Proceeding to enforce any arbitral decision or award. For purposes of this Article, "Proceeding" includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any Entity or otherwise and whether civil, criminal, administrative, or investigative, in which an Indemnified Party was, is, or

will be involved as a party or otherwise. Each Party covenants that it shall not challenge or set aside any decision, award, or judgment obtained in accordance with the provisions hereof. Each of the Parties hereto hereby expressly waives any and all objections it may have to venue, including the inconvenience of such forum, in any of such courts. In addition, each of the Parties consents to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with Section 10.

17. Interpretation of Agreement. This Agreement shall not be construed against any party on the basis that his, her or its attorney drafted it as each Party and their respective legal counsel has had an opportunity to review, make comments, changes and modifications to the Agreement prior to its execution.

18. Signature in Counterpart. This Agreement may be executed in counterparts but original signatures will be required from all parties, all of which together shall constitute one and the same instrument.

19. Independent Advice of Counsel. The Parties hereto, and each of them, represent and declare that in executing this Agreement they relied solely upon their own judgment, belief, knowledge and the advice and recommendations of their own independently selected counsel, concerning the nature, extent, and duration of their rights and claims, and that they have not been influenced to any extent whatsoever in executing the Agreement by any representations or statements covering any matters made by any other party or that party's representatives hereto.

20. Successors. This Settlement Agreement and General Mutual Release shall be binding upon the Parties and their heirs, representatives, administrators, successors and assigns, and shall inure to the benefit of the released parties and each of them, and to their heirs, representative, successors and assigns.

21. Severability. If any provision of this Agreement is held by a Court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

IN WITNESS THEREOF, each of the undersigned have executed this Settlement Agreement and General Mutual Release.

KINGS ROAD ENTERTAINMENT, INC.
a Delaware corporation

Dated: ______________

____
By: Geraldine Blecker
Its: Chief Executive Officer

LOTHAR MICHAEL BERRESHEIM

Dated: March 19th, 2007

Lothar Michael Berresheim

WILLIAM E. OTTENS

Dated: ______________

William E. Ottens

MBO MUSIKVERLAGS, GMBH
a German limited liability company

Dated: March 19th, 2007

By: Lothar Michael Berresheim
Title: Owner via Tacitus

MBO MEDIA, GMBH
a German limited liability company

Dated: March 19th, 2007

By: Michael Berresheim
Title: Owner via Tacitus

TACITUS TREUHAND
a Swiss company

Dated: March 19th, 2007

By: Lothar Michael Berresheim
Title: [illegible]

FABULOUS AG
a Nevada corporation

Dated: March 19th, 2007

By: Lothar Michael Berresheim
Title: Owner via Tacitus

METROPOLITAN WORLDWIDE, INC.
a Nevada corporation

Dated: March 19th, 2007

By: Lothar Michael Berresheim
Title: CEO

KINGS ROAD TO FAME, INC.
a Florida corporation

Dated: March 19th, 2007

By: Lothar Michael Berresheim
Title:

KINGS ROAD ENTERTAINMENT, INC.
a Florida corporation

Dated: March 19th 2007

By: Lothar Michael Berresheim
Title:

DONAL C. TUNNELL

Dated: ______________

____
Donal C. Tunnell

APPROVED AS TO FORM AND CONTENT:

Dated: ____________

____
Flether A. Robbe
Attorney for Kings Road

Dated: 3/19/07

Daniel D. Dinur
Daniel D. Dinur
Dinur & Associates
Attorneys for Berresheim and
The Berresheim Parties

Dated: 3/19/07

____
Sanford Z. Cheylin
Attorneys for Berresheim,
The Berresheim Entities,
~~[illegible]~~ and SC
Donal C. Tunnell

ESCROW OBLIGATIONS ACCEPTED:

Dated: ____________

____
Fletcher A. Robbe
Escrow Holder

METROPOLITAN WORLDWIDE, INC.
a Nevada corporation

Dated: ____________

____
By: Lothar Michael Berresheim
Title:

KINGS ROAD TO FAME, INC.
a Florida corporation

Dated: ____________

____
By: Lothar Michael Berresheim
Title:

KINGS ROAD ENTERTAINMENT, INC.
a Florida corporation

Dated: ____________

____
By: Lothar Michael Berresheim
Title:

DONAL C. TUNNELL

Dated: 3-15-07

[signature]
Donal C. Tunnell

Dated: ____________

____
Lothar Michael Berresheim

WILLIAM E. OTTENS

Dated: 3/19/2007

____
William E. Ottens

MBO MUSIKVERLAGS, GMBH
a German limited liability company

Dated: ____________

____
By: Lothar Michael Berresheim
Title:

MBO MEDIA, GMBH
a German limited liability company

Dated: ____________

____
By: Michael Berresheim
Title:

TACITUS TREUHAND
a Swiss company

Dated: ____________

____
By: Lothar Michael Berresheim
Title:

FABULOUS AG
a Nevada corporation

Dated: ____________

____
By: Lothar Michael Berresheim
Title: